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                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 6, 2001 relating to the financial statements of OfficeMax, Inc., which appears in OfficeMax, Inc.'s Annual Report on Form 10-K for the year ended January 27, 2001.


/s/ PricewaterhouseCoopers LLP
    PricewaterhouseCoopers LLP

Cleveland, Ohio
December 6, 2001